SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 8, 2000


                          Discovery Laboratories, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                          000-26422                           94-3171943
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(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction of                  File Number)                     Identification
incorporation)                                                              No.)





           350 Main Street, Suite 307, Doylestown, Pennsylvania 18901
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               (Address of Principal Executive Offices    (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (215) 340-4699


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         (Former Name or Former Address, If Changed Since Last Report.)





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ITEM 5.      Other Events.

             On March 8, 2000, Registrant issued a press release to announce that it has received a conversion notice from Johnson & Johnson to convert the 2,039 shares of Series C Convertible Preferred Stock owned by it into 398,186 shares of Common Stock.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

             ExhibitDescription
             ------------------
             99.1          Press Release, dated March 8, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DISCOVERY LABORATORIES, INC.


                                      By: /s/ Robert J. Capetola, Ph.D.
                                          -------------------------------
                                          Name:  Robert J. Capetola, Ph.D.
                                          Title: President and Chief Executive
                                                 Officer


Date:  March 19, 2000

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